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                                                                   EXHIBIT 10.29

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           SUPPLEMENT AGREEMENT NO. 1
                          TO MASTER LICENSE AGREEMENT


This Supplement Agreement No. 1 dated June 9, 1999 ("Supplement") is between Fairfield Industries Incorporated, a Delaware corporation ("Data Owner"), with offices at 14100 Southwest Freeway, Suite 600, Sugar Land, Texas 77478, Fax:
(281) 275-7550, and Cheniere Energy Incorporated, a Delaware corporation ("Licensee"), with offices at Two Allen Center, 1200 Smith Street, Suite 1740, Houston, Texas 77002-4312, Fax: (713) 659-5459.

     Data Owner and Licensee hereby agree as follows:

1.   Introduction.

     Data Owner and Licensee are parties to the Master License Agreement dated June 9, 1999 ("Master License"). This Supplement is referred to in and is subject to the terms of the Master License. Licensee may only use the Data subject to this Supplement as permitted by the Master License. Capitalized terms used in this Supplement that are defined in the Master License shall have the meanings assigned to such terms in the Master License.

2.   Data Licensed.

     Data Owner presently has available non-exclusive 3D seismic Data as described in Section 3 below covering the areas depicted on the map attached hereto as Exhibit A ("Completed 3D Data").

  Data Owner hereby licenses to Licensee, on a non-exclusive basis, 1113 blocks of Completed 3D Data identified in Exhibit B hereto. Licensee may, at any time and from time to time on or before June 30, 2001, select and license from Data Owner on a non-exclusive basis any other Completed 3D Data which Data Owner has available and additional Data, if any, that Data Owner acquires prior to June 30, 2001 as part of Data Owner's "Gulf of Mexico Shallow Water/Transition 3D Seismic Program", as such program is developed from time-to-time. Data Owner, however, is not obligated to acquire any additional Data.

3.   Content and Form.

     The content and form of the Data licensed under Section 2 of this Supplement is as follows:

     a. DLT or 8mm Tape(s) of Preserved Amplitude 3D Post-Stack Time Migrated Data Volume in SEG-Y Format
     b. DLT or 8mm Tape(s) of AGC 3D Post-Stack Time Migrated Data Volume in SEG-Y Format
     c. 1"=2000' Blackline Print of 3D Bin Center Position Map

4.   [*]

5.   [*]

6.   License of Reprocessed Data.

     Licensee will also license from Data Owner, on a non-exclusive basis, for a fee of [*] per block, the Data licensed to it under Section 2 of this Supplement reprocessed in the following format ("Reprocessed Data"):

     a. DLT or 8mm Tape(s) of Kirchhoff 3D Pre-Stack Time Migrated Data, Migrated Gathers, all Offset Stacks, Near Angle Stacks and Far Angle Stacks in SEG-Y Format.
     b. 1"=2000' Blackline Print of 3D Bin Center Position Map

     Data Owner will reprocess the Data identified in Exhibit B hereto for the areas listed on Exhibit C hereto in the order in which those areas are listed on Exhibit C. Data Owner will reprocess any other Data licensed to Licensee under
Section 2 above in the order mutually agreed in writing by Licensee and Data Owner.

     Data Owner will notify Licensee when Reprocessed Data is available. During the first month following the month in which that notice is given and during each of the next five (5) months Licensee will

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license from Data Owner all Reprocessed Data that Data Owner delivers to
Licensee, but, (i) in no event shall Licensee be required to accept a license of Reprocessed Data prior to September 1, 1999; and (ii) unless Licensee otherwise agrees, Licensee will not be required to license more than forty (40) blocks of Reprocessed Data in any one month. During each calendar month thereafter, Licensee will license from Data Owner all Reprocessed Data that Data Owner delivers to Licensee, but, unless Licensee otherwise agrees, Licensee will not be required to license more than one hundred (100) blocks of Reprocessed Data in any one month. The provisions of this paragraph apply only to the Reprocessed Data identified in Exhibit B. For any other Reprocessed Data, Licensee will license that Reprocessed Data from Data Owner as Data Owner delivers it to Licensee.

     Data Owner will not produce during any month data that it will license on a non-exclusive basis in the format specified in items 6.a and 6.b above if that production will prevent Data Owner from having available for Licensee at least the maximum amount of Reprocessed Data which Licensee is required to license for the following month under the foregoing paragraph.

Data Owner will deliver to Licensee Exhibit B Reprocessed Data in accordance with the following schedule:

                                        Minimum Cumulative Number of
                                          Blocks of Reprocessed Data
                       Date                     By That Date
                                                ------------
                December 31, 1999                     40
                March 31, 2000                       160
                June 30, 2000                        280
                September 30, 2000                   400
                December 31, 2000                    520
                March 31, 2001                       640
                June 30, 2001                        760
                September 30, 2001                   880
                December 31, 2001                   1000


     If Data Owner does not make either of these deliveries by the specified date, then Licensee may elect, by giving data Owner notice of its election prior to Data Owner's delivering the required number of blocks at any time after the specified date, either to license or not to license any of the remaining Exhibit B Reprocessed Data as Data Owner makes it available. If Licensee makes this election, the provisions of the immediately preceding paragraph will not apply after the election is made; but all of the other provisions of this Supplement and the Master License will apply to the licensing by Licensee of Reprocessed Data after Licensee makes the election.

     Licensee will pay the fee for each block of Reprocessed Data that it licenses within thirty (30) days after delivery of that Data to it.

     [*]

7.   Selection Requirements.

     a.  A "block" is 5000 acres or 7.8125 square miles.
     b.  Rates for all other sized blocks will be prorated accordingly.
     c. Each Data selection may cover Data consisting of all or any portion of a block or blocks.
     d.  Minimum Data selection is 5000 contiguous acres or 7.8125 square miles.
     e. Data must be selected along in-lines and cross-lines, i.e. no diagonals across Data volumes.

8.   Federal Regulations Compliance.

     Pursuant to regulations (30 CFR Parts 250 and 251) effective January 23, 1998 issued by MMS, Data Owner notifies Licensee - and Licensee acknowledges - that by the license of geological and/or geophysical data from Data Owner, Licensee assumes the obligations under 30 CFR Section 251.11 and/or 251.12, as the case may be, as the same may from time to time be amended. The provisions of this paragraph do not limit or supersede the provisions of paragraph 3(e) of the Master License Agreement.

9.   Confidentiality.

     Licensee agrees that the terms of this Agreement are confidential and may not be disclosed to any individual or entity without the Data Owner's prior written consent, except (a) this Agreement and its terms may be disclosed (1) to Licensee's employees as required in the performance of their duties, (2) to outside auditors and counsel to the extent necessary to perform their respective duties to the Licensee, and (3) as required by law or by any governmental rule, regulation or order or by any judicial order and

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(b) the terms of Sections 3(d) of the Master License Agreement may be disclosed to any consultant used to interpret the Data as permitted by this Agreement.

     In addition, the provisions of this Section will not apply to the recording of any assignment of an overriding royalty pursuant to Section 4 or to the disclosure that Data Owner is entitled to an overriding royalty and the amount of that royalty, and the form of assignment of such overriding royalty.

10.  Entire Agreement.

     This Supplement contains the entire understanding of the parties with respect to the subject matter of the Supplement, and it supersedes all prior understandings and agreements, whether written or oral, and all prior dealings of the parties with respect to the subject matter hereof.

11.  Amendment.

     This Supplement may be amended only by an instrument in writing signed by the parties.

12.  Assignment.

     Licensee may not transfer, assign, or grant a security interest in any of its rights or obligations under this Supplement without the prior written consent of Data Owner.

13.  Notice.

     Notices and other communications under this Supplement must be in writing and sent to each party at its address or fax number set forth above or, in the event of a change in any such address or fax number, then to such other address or fax number as to which notice is given. Notice will be deemed given on receipt thereof.

14.  Governing Law.

     This Supplement will be governed by and construed in accordance with the law of the State of Texas.

15.  Section Headings.

     Section headings are for reference purposes only and will not in any way affect the meaning or interpretation of any provision of this Supplement.

     Executed as of the date first above written.

FAIRFIELD INDUSTRIES INCORPORATED       CHENIERE ENERGY INCORPORATED


SIGNATURE: /s/ Marc A. Lawrence         SIGNATURE: /s/ Walter L. Williams
           -------------------------               ---------------------------
NAME:  MARC A. LAWRENCE                 NAME:  WALTER L. WILLIAMS
       -----------------------------           -------------------------------
TITLE: SR. VICE PRESIDENT               TITLE: VICE CHAIRMAN
       -----------------------------           -------------------------------

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